Synovus		Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	Nine Months Ended September 30,

	2024	2023	'24 vs '23
			% Change

Interest income	$2,394,459	$2,262,061	6%
Interest expense	1,099,876	882,619	25

Net interest income	1,294,583	1,379,442	(6)
Provision for (reversal of) credit losses	103,818	143,607	(28)

Net interest income after provision for credit losses	1,190,765	1,235,835	(4)

Non-interest revenue:
Service charges on deposit accounts	68,403	67,836	1
Fiduciary and asset management fees	58,455	59,928	(2)
Card fees	57,343	51,485	11
Brokerage revenue	63,974	68,043	(6)
Mortgage banking income	11,395	12,138	(6)
Capital markets income	31,988	32,589	(2)
Income from bank-owned life insurance	23,886	21,106	13
Investment securities gains (losses), net	(256,660)	1,030	nm
Recovery of NPA	—	13,126	nm
Other non-interest revenue	55,233	25,260	119

Total non-interest revenue	114,017	352,541	(68)

Non-interest expense:
Salaries and other personnel expense	552,742	551,667	—
Net occupancy, equipment, and software expense	140,200	131,435	7
Third-party processing and other services	63,593	64,932	(2)
Professional fees	34,140	28,707	19
FDIC insurance and other regulatory fees	37,694	33,266	13
Restructuring charges (reversals)	2,084	16,476	nm
Loss on other loans held for sale	—	50,064	nm
Other operating expenses	107,779	106,019	2

Total non-interest expense	938,232	982,566	(5)

Income before income taxes	366,550	605,810	(39)
Income tax expense	76,476	133,242	(43)

Net income	290,074	472,568	(39)

Less: Net income (loss) attributable to noncontrolling interest	(1,960)	(796)	146

Net income attributable to Synovus Financial Corp.	292,034	473,364	(38)

Less: Preferred stock dividends	31,325	26,254	19

Net income available to common shareholders	$260,709	$447,110	(42)%

Net income per common share, basic	$1.80	$3.06	(41)%

Net income per common share, diluted	1.79	3.05	(41)

Cash dividends declared per common share	1.14	1.14	—

Return on average assets *	0.7%	1.0%	(30)	bps
Return on average common equity *	7.6	14.2	nm

Weighted average common shares outstanding, basic	145,039	146,028	(1)%
Weighted average common shares outstanding, diluted	145,718	146,683	(1)

nm - not meaningful
bps - basis points
* - ratios are annualized
Amounts may not total due to rounding

Synovus

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2024			2023		Third Quarter

	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	'24 vs '23
						% Change

Interest income	$810,507	801,242	782,710	788,297	786,039	3%
Interest expense	369,767	366,244	363,864	351,083	342,880	8

Net interest income	440,740	434,998	418,846	437,214	443,159	(1)
Provision for (reversal of) credit losses	23,434	26,404	53,980	45,472	72,572	(68)

Net interest income after provision for credit losses	417,306	408,594	364,866	391,742	370,587	13

Non-interest revenue:
Service charges on deposit accounts	23,683	22,907	21,813	22,260	21,385	11
Fiduciary and asset management fees	19,714	19,728	19,013	18,149	20,205	(2)
Card fees	18,439	19,418	19,486	20,872	18,602	(1)
Brokerage revenue	20,810	20,457	22,707	21,961	21,387	(3)
Mortgage banking income	4,033	3,944	3,418	3,019	3,671	10
Capital markets income	10,284	15,077	6,627	6,456	7,980	29
Income from bank-owned life insurance	8,442	8,097	7,347	10,324	6,965	21
Investment securities gains (losses), net	—	(256,660)	—	(77,748)	—	nm
Other non-interest revenue	18,575	18,181	18,477	26,175	6,944	167

Total non-interest revenue	123,980	(128,851)	118,888	51,468	107,139	16

Non-interest expense:
Salaries and other personnel expense	184,814	179,407	188,521	176,712	179,741	3
Net occupancy, equipment, and software expense	46,977	46,415	46,808	48,146	45,790	3
Third-party processing and other services	21,552	21,783	20,258	21,717	21,439	1
Professional fees	10,854	15,655	7,631	11,147	10,147	7
FDIC insurance and other regulatory fees	7,382	6,493	23,819	61,470	11,837	(38)
Restructuring charges (reversals)	1,219	(658)	1,524	1,231	17,319	nm
Loss on other loans held for sale	—	—	—	—	30,954	nm
Other operating expenses	40,892	32,706	34,180	32,435	36,305	13

Total non-interest expense	313,690	301,801	322,741	352,858	353,532	(11)

Income (loss) before income taxes	227,596	(22,058)	161,013	90,352	124,194	83
Income tax expense (benefit)	46,912	(7,378)	36,943	20,779	27,729	69

Net income (loss)	180,684	(14,680)	124,070	69,573	96,465	87

Less: Net income (loss) attributable to noncontrolling interest	(871)	(652)	(437)	(768)	(630)	38

Net income (loss) attributable to Synovus Financial Corp.	181,555	(14,028)	124,507	70,341	97,095	87

Less: Preferred stock dividends	11,927	9,713	9,685	9,696	9,672	23

Net income (loss) available to common shareholders	$169,628	(23,741)	114,822	60,645	87,423	94%

Net income (loss) per common share, basic	$1.19	(0.16)	0.78	0.41	0.60	98%

Net income (loss) per common share, diluted	1.18	(0.16)	0.78	0.41	0.60	97

Cash dividends declared per common share	0.38	0.38	0.38	0.38	0.38	—

Return on average assets *	1.2%	(0.1)	0.8	0.5	0.6	60	bps
Return on average common equity *	14.4	(2.1)	10.2	5.9	8.2	nm

Weighted average common shares outstanding, basic	143,144	145,565	146,430	146,372	146,170	(2)%
Weighted average common shares outstanding, diluted	143,979	145,565	147,122	146,877	146,740	(2)

nm - not meaningful
bps - basis points
* - ratios are annualized
Amounts may not total due to rounding

Synovus

BALANCE SHEET DATA	September 30, 2024	December 31, 2023	September 30, 2023

(Unaudited)

(In thousands, except share data)

ASSETS
Interest-earning deposits with banks and other cash and cash equivalents	$1,807,641	$2,414,103	$2,101,455
Federal funds sold and securities purchased under resale agreements	45,971	37,323	36,176
Cash, cash equivalents, and restricted cash	1,853,612	2,451,426	2,137,631

Investment securities held to maturity	2,622,457	—	—
Investment securities available for sale	7,554,168	9,788,662	9,237,191
Loans held for sale (includes $36,943, $47,338 and $48,994 measured at fair value, respectively)	121,470	52,768	66,558

Loans, net of deferred fees and costs	43,120,674	43,404,490	43,679,910
Allowance for loan losses	(484,985)	(479,385)	(477,532)
Loans, net	42,635,689	42,925,105	43,202,378

Cash surrender value of bank-owned life insurance	1,133,652	1,112,030	1,107,092
Premises, equipment, and software, net	380,267	365,851	364,054
Goodwill	480,440	480,440	479,851
Other intangible assets, net	37,207	45,928	49,096
Other assets	2,770,666	2,587,324	2,699,079
Total assets	$59,589,628	$59,809,534	$59,342,930

LIABILITIES AND EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$11,561,626	$12,507,616	$12,976,574
Interest-bearing deposits	38,632,114	38,231,569	37,227,316

Total deposits	50,193,740	50,739,185	50,203,890

Federal funds purchased and securities sold under repurchase agreements	94,055	189,074	98,270
Other short-term borrowings	—	3,496	2,362
Long-term debt	2,021,050	1,932,534	2,704,701
Other liabilities	1,902,612	1,801,097	1,772,139
Total liabilities	54,211,457	54,665,386	54,781,362

Equity:
Shareholders' equity:
Preferred stock - no par value. Authorized 100,000,000 shares; issued 22,000,000	537,145	537,145	537,145
Common stock - $1.00 par value. Authorized 342,857,142 shares; issued 172,077,277, 171,360,188 and 170,859,506 respectively; outstanding 141,997,383, 146,705,330 and 146,204,648 respectively	172,077	171,360	170,860
Additional paid-in capital	3,976,706	3,955,819	3,940,507
Treasury stock, at cost; 30,079,894, 24,654,858 and 24,654,858 shares, respectively	(1,167,130)	(944,484)	(944,484)
Accumulated other comprehensive income (loss), net	(773,786)	(1,117,073)	(1,679,404)
Retained earnings	2,610,964	2,517,226	2,512,334
Total Synovus Financial Corp. shareholders’ equity	5,355,976	5,119,993	4,536,958
Noncontrolling interest in subsidiary	22,195	24,155	24,610
Total equity	5,378,171	5,144,148	4,561,568
Total liabilities and equity	$59,589,628	$59,809,534	$59,342,930

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Third Quarter 2024			Second Quarter 2024			Third Quarter 2023
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2) (3)	$34,610,296	$592,142	6.81%	$35,006,497	$593,715	6.82%	$34,990,459	$579,177	6.57%
Consumer loans (1) (2)	8,298,130	109,908	5.28	8,358,325	109,206	5.23	8,509,757	108,065	5.06
Less: Allowance for loan losses	(482,863)	—	—	(492,640)	—	—	(461,385)	—	—
Loans, net	42,425,563	702,050	6.59	42,872,182	702,921	6.59	43,038,831	687,242	6.34
Total investment securities(4)	10,420,665	87,643	3.36	10,373,792	78,891	3.04	11,194,291	61,642	2.20
Trading account assets	14,392	246	6.84	8,809	162	7.37	16,186	237	5.86
Other earning assets(5)	1,408,415	18,803	5.24	1,271,953	16,800	5.23	1,237,445	16,369	5.17
FHLB and Federal Reserve Bank stock	170,977	2,113	4.94	189,706	2,687	5.67	244,906	3,783	6.18
Mortgage loans held for sale	34,890	612	7.01	37,364	666	7.13	53,904	879	6.52
Other loans held for sale	83,492	433	2.03	96,180	466	1.92	881,067	17,035	7.57
Total interest earning assets	54,558,394	811,900	5.92%	54,849,986	802,593	5.89%	56,666,630	787,187	5.51%
Cash and due from banks	476,443			531,604			509,511
Premises and equipment	380,003			376,293			365,568
Other real estate	666			18,003			—
Cash surrender value of bank-owned life insurance	1,128,877			1,121,764			1,102,626
Other assets(6)	2,639,241			2,349,199			1,272,344
Total assets	$59,183,624			$59,246,849			$59,916,679
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$10,834,829	71,786	2.64%	$10,789,288	68,809	2.57%	$10,114,171	52,983	2.08%
Money market accounts	13,058,527	104,514	3.18	12,617,120	99,380	3.17	13,147,465	95,339	2.88
Savings deposits	1,007,962	355	0.14	1,036,321	304	0.12	1,178,322	280	0.09
Time deposits	8,437,861	93,052	4.39	8,382,774	93,431	4.48	6,180,584	59,972	3.85
Brokered deposits	5,476,231	75,607	5.49	5,483,298	73,830	5.42	6,442,690	83,486	5.14
Federal funds purchased and securities sold under repurchase agreements	94,629	369	1.53	114,595	570	1.97	73,344	296	1.58
Other short-term borrowings	2,209	29	5.20	108,946	1,530	5.55	1,722	—	—
Long-term debt	1,385,836	24,055	6.93	1,666,731	28,390	6.79	3,230,374	50,524	6.18
Total interest-bearing liabilities	40,298,084	369,767	3.65%	40,199,073	366,244	3.66%	40,368,672	342,880	3.37%
Non-interest-bearing demand deposits	11,665,661			12,099,256			13,049,343
Other liabilities	1,967,351			1,932,822			1,713,131
Total equity	5,252,528			5,015,698			4,785,533
Total liabilities and equity	$59,183,624			$59,246,849			$59,916,679
Net interest income and net interest margin, taxable equivalent (7)		$442,133	3.22%		$436,349	3.20%		$444,307	3.11%
Less: taxable-equivalent adjustment		1,393			1,351			1,148
Net interest income		$440,740			$434,998			$443,159

(1)Average loans are shown net of unearned income. NPLs are included.
(2)Interest income includes fees as follows: Third Quarter 2024 — $12.7 million, Second Quarter 2024 — $12.3 million, and Third Quarter 2023 — $11.8 million.
(3)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans to a taxable-equivalent basis.
(4)Securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(5)Includes interest-bearing funds with Federal Reserve Bank, interest earning deposits with banks, and federal funds sold and securities purchased under resale agreements.
(6)Includes average net unrealized gains (losses) on investment securities available for sale of $(424.6) million, $(727.6) million, and $(1.60) billion for the Third Quarter 2024, Second Quarter 2024, and Third Quarter 2023, respectively.
(7)The net interest margin is calculated by dividing annualized net interest income- TE by average total interest earning assets.

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Nine Months Ended September 30,
	2024			2023
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2) (3)	$34,852,642	$1,769,316	6.78%	$35,216,487	$1,672,529	6.35%
Consumer loans (1) (2)	8,363,281	328,681	5.24	8,580,029	316,757	4.92
Less: Allowance for loan losses	(485,540)	—	—	(457,818)	—	—
Loans, net	42,730,383	2,097,997	6.56	43,338,698	1,989,286	6.14
Total investment securities(4)	10,646,738	238,440	2.99	11,229,290	183,118	2.17
Trading account assets	11,600	473	5.44	16,302	671	5.49
Other earning assets(5)	1,302,499	51,776	5.23	1,398,211	51,660	4.87
FHLB and Federal Reserve Bank stock	182,793	7,073	5.16	277,136	11,439	5.50
Mortgage loans held for sale	34,012	1,773	6.95	48,398	2,297	6.33
Other loans held for sale	66,109	982	1.95	625,262	26,995	5.69
Total interest earning assets	54,974,134	$2,398,514	5.83%	56,933,297	$2,265,466	5.32%
Cash and due from banks	510,807			593,023
Premises and equipment	375,574			367,332
Other real estate	6,223			—
Cash surrender value of bank-owned life insurance	1,121,807			1,096,567
Other assets(6)	2,162,476			1,187,026
Total assets	$59,151,021			$60,177,245
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$10,738,505	$206,010	2.56%	$9,702,651	$118,007	1.63%
Money market accounts	12,834,830	307,024	3.20	13,665,672	253,351	2.48
Savings deposits	1,033,696	946	0.12	1,274,142	771	0.08
Time deposits	8,241,879	272,976	4.42	4,892,146	121,019	3.31
Brokered deposits	5,565,332	226,778	5.44	6,116,392	214,627	4.69
Federal funds purchased and securities sold under repurchase agreements	107,546	1,587	1.94	98,212	1,317	1.77
Other short-term borrowings	60,763	2,514	5.44	705,292	24,559	4.59
Long-term debt	1,604,966	82,041	6.80	3,400,156	148,968	5.80
Total interest-bearing liabilities	40,187,517	$1,099,876	3.66%	39,854,663	$882,619	2.96%
Non-interest-bearing demand deposits	11,944,508			13,972,152
Other liabilities	1,894,545			1,592,230
Total equity	5,124,451			4,758,200
Total liabilities and equity	$59,151,021			$60,177,245
Net interest income, taxable equivalent net interest margin (7)		$1,298,638	3.16%		$1,382,847	3.25%
Less: taxable-equivalent adjustment		4,055			3,405
Net interest income		$1,294,583			$1,379,442

(1)Average loans are shown net of unearned income. NPLs are included.
(2)Interest income includes fees as follows: 2024 — $35.7 million and 2023 — $34.6 million.
(3)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans to a taxable-equivalent basis.
(4)Securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(5)Includes interest-bearing funds with Federal Reserve Bank, interest earning deposits with banks, and federal funds sold and securities purchased under resale agreements.
(6)Includes average net unrealized gains/(losses) on investment securities available for sale of $(836.6) million and $(1.53) billion for the nine months ended September 30, 2024 and 2023, respectively.
(7)The net interest margin is calculated by dividing annualized net interest income - TE by average total interest earning assets.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
(Dollars in thousands)

Loan Type	September 30, 2024	June 30, 2024	% Change	September 30, 2023	% Change
Commercial, Financial, and Agricultural	$14,563,913	$14,519,608	—%	$14,498,966	—%
Owner-Occupied	8,100,084	8,017,004	1	8,281,988	(2)
Total Commercial & Industrial	22,663,997	22,536,612	1	22,780,954	(1)
Multi-Family	4,379,459	4,288,436	2	3,930,617	11
Hotels	1,738,068	1,802,076	(4)	1,790,094	(3)
Office Buildings	1,778,698	1,801,945	(1)	1,911,095	(7)
Shopping Centers	1,260,460	1,298,967	(3)	1,327,770	(5)
Warehouses	837,145	865,359	(3)	985,723	(15)
Other Investment Property	1,352,719	1,271,266	6	1,432,456	(6)
Total Investment Properties	11,346,549	11,328,049	—	11,377,755	—
1-4 Family Construction	190,705	171,335	11	224,091	(15)
1-4 Family Investment Mortgage	337,425	381,212	(11)	396,813	(15)
Total 1-4 Family Properties	528,130	552,547	(4)	620,904	(15)
Commercial Development	48,948	65,994	(26)	64,212	(24)
Residential Development	67,525	67,231	—	92,209	(27)
Land Acquisition	186,332	201,666	(8)	239,773	(22)
Land and Development	302,805	334,891	(10)	396,194	(24)
Total Commercial Real Estate	12,177,484	12,215,487	—	12,394,853	(2)
Consumer Mortgages	5,323,443	5,371,164	(1)	5,391,282	(1)
Home Equity	1,809,286	1,812,940	—	1,784,356	1
Credit Cards	181,386	178,889	1	191,046	(5)
Other Consumer Loans	965,078	978,305	(1)	1,137,419	(15)
Total Consumer	8,279,193	8,341,298	(1)	8,504,103	(3)
Total	$43,120,674	$43,093,397	—%	$43,679,910	(1)%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year
(Dollars in thousands)

Loan Type	September 30, 2024	June 30, 2024	% Change	September 30, 2023	% Change
Commercial, Financial, and Agricultural	$107,004	$120,107	(11)%	$97,468	10%
Owner-Occupied	48,390	50,977	(5)	84,505	(43)
Total Commercial & Industrial	155,394	171,084	(9)	181,973	(15)
Multi-Family	1,692	1,718	(2)	1,702	(1)
Office Buildings	78,281	7,350	nm	27,810	181
Shopping Centers	523	541	(3)	653	(20)
Warehouses	163	177	(8)	207	(21)
Other Investment Property	1,612	1,782	(10)	572	182
Total Investment Properties	82,271	11,568	nm	30,944	166
1-4 Family Construction	311	311	—	—	nm
1-4 Family Investment Mortgage	2,533	2,749	(8)	3,386	(25)
Total 1-4 Family Properties	2,844	3,060	(7)	3,386	(16)
Residential Development	268	303	(12)	267	—
Land Acquisition	1,422	606	135	538	164
Land and Development	1,690	909	86	805	110
Total Commercial Real Estate	86,805	15,537	459	35,135	147
Consumer Mortgages	48,956	48,352	1	43,863	12
Home Equity	15,837	14,947	6	11,620	36
Other Consumer Loans	5,972	6,186	(3)	7,941	(25)
Total Consumer	70,765	69,485	2	63,424	12
Total	$312,964	$256,106	22%	$280,532	12%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2024			2023		Third Quarter

	Third	Second	First	Fourth	Third	'24 vs '23
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPLs)	$312,964	256,106	350,450	288,177	280,532	12%
Other Real Estate and Other Assets	386	823	21,210	—	—	nm

Non-performing Assets (NPAs)	313,350	256,929	371,660	288,177	280,532	12

Allowance for Loan Losses (ALL)	484,985	485,101	492,661	479,385	477,532	2
Reserve for Unfunded Commitments	49,556	53,058	53,579	57,231	55,185	(10)

Allowance for Credit Losses (ACL)	534,541	538,159	546,240	536,616	532,717	—

Net Charge-Offs - Quarter	27,052	34,485	44,356	41,574	66,822
Net Charge-Offs - YTD	105,893	78,841	44,356	153,342	111,768
Net Charge-Offs / Average Loans - Quarter (1)	0.25%	0.32	0.41	0.38	0.61
Net Charge-Offs / Average Loans - YTD (1)	0.33	0.36	0.41	0.35	0.34
NPLs / Loans	0.73	0.59	0.81	0.66	0.64
NPAs / Loans, ORE and specific other assets	0.73	0.60	0.86	0.66	0.64
ACL/Loans	1.24	1.25	1.26	1.24	1.22
ALL/Loans	1.12	1.13	1.14	1.10	1.09

ACL/NPLs	170.80	210.13	155.87	186.21	189.90
ALL/NPLs	154.96	189.41	140.58	166.35	170.22

Past Due Loans over 90 days and Still Accruing	$4,359	4,460	3,748	5,053	3,792	15
As a Percentage of Loans Outstanding	0.01%	0.01	0.01	0.01	0.01

Total Past Due Loans and Still Accruing	$97,229	129,759	54,814	59,099	54,974	77
As a Percentage of Loans Outstanding	0.23%	0.30	0.13	0.14	0.13

(1) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	September 30, 2024	December 31, 2023	September 30, 2023

Common Equity Tier 1 Capital Ratio	10.65%	10.22	10.13
Tier 1 Capital Ratio	11.77	11.28	11.18
Total Risk-Based Capital Ratio	13.62	13.07	13.12
Tier 1 Leverage Ratio	9.55	9.49	9.38
Total Synovus Financial Corp. shareholders' equity as a Percentage of Total Assets	8.99	8.56	7.65
Tangible Common Equity Ratio (2) (4)	7.28	6.84	5.90
Book Value Per Common Share (3)	$33.94	31.24	27.36
Tangible Book Value Per Common Share (2)	30.29	27.65	23.74

(1) Current quarter regulatory capital information is preliminary.
(2) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(3) Book Value Per Common Share consists of Total Synovus Financial Corp. shareholders’ equity less Preferred stock divided by total common shares outstanding.
(4) See "Non-GAAP Financial Measures" for applicable reconciliation.